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Exhibit 10.12

AMENDMENT NO. 1 TO SECOND AMENDED
AND RESTATED SECURITYHOLDERS AGREEMENT

    This Amendment No. 1 to Second Amended and Restated Securityholders Agreement ("Amendment"), dated as of December 14, 1999, is entered into by and among Power Measurement Ltd., a British Columbia company ("PML"), GFI-PML Investors Corp., a British Columbia company ("GFI-PML"), the Holdco Investors (as defined in the Securityholders Agreement), PML Employee (EVCC) Corp. ("EVCC"), and each of J. Bradford Forth and David Giles (together, the "Management Holders"), Power Measurement Holdings, Inc., a Delaware corporation ("Holdco"), and Power Measurement USA, Inc., a Delaware corporation ("PML USA").

W I T N E S S E T H:

    WHEREAS, PML, GFI-PML, the Holdco Investors, EVCC, the Management Holders, Holdco and PML USA are parties to that certain Securityholders Agreement dated as of January 4, 1999 (the "Securityholders Agreement");

    WHEREAS, PML, GFI-PML, the Holdco Investors, EVCC, the Management Holders, Holdco and PML USA now desire to amend the Securityholders Agreement, as set forth in this Amendment.

    NOW, THEREFORE, for valuable consideration, and intending to be legally bound hereby, the parties agree as follows:

    1.  Section 1.7 shall be amended in its entirety as follows:

      "Holdco Investors" shall mean RIT; Tinicum Investors, a Delaware limited partnership; Regency Trust, a Barbados trust; GFI-PML Partners, L.P., a California limited partnership; GFI-PML Energy Ventures, L.P., a Delaware limited partnership; OCM; and GFI One LLC, a Delaware limited liability company. A Holdco Investor who ceases to own any shares of the capital stock of Holdco shall, at such time, cease to be a "Holdco Investor" for all purposes of this Second Amended Agreement (unless such person thereafter again acquires shares of capital stock of Holdco), provided that such change in status shall be without prejudice to any rights of such Holdco Investor that arose prior to the date of such change in status. "Holdco Investors" shall also include Persons who obtain shares of Holdco Common Stock after the date of this Second Amended Agreement and who become parties to this Second Amended Agreement prior to, or upon receipt of, such shares, including, without limitation, the EVCC and the Management Holders, upon exercise of their various rights to obtain Holdco Common Stock.

    2.  The following section will be added after section 11.17 of the Securityholders Agreement:

      11.18 New Employee-Shareholders. Holdco Common Stock may be acquired from Holdco by employees of PML who are not presently parties to this Second Amended Agreement from time to time and at the discretion of Holdco; provided that if such employees agree in writing to receive and hold such stock subject to all the provisions of this Second Amended Agreement, such employees shall be deemed to be Holdco Investors for all purposes under this Second Amended Agreement. Upon any issuance of Holdco Common Stock, the secretary of Holdco may replace Schedule A with an updated version.

    3.  This Agreement shall be governed by and construed in accordance with the laws of the State of California (other than its rule of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby).

    4.  Except as modified hereby, the Securityholders Agreement shall remain in full force and effect.

    5.  This Amendment may be executed in separate counterparts, all of which taken together shall constitute a single instrument.

    IN WITNESS WHEREOF, the parties have caused this Amendment to be executed effective as of the day and year first above written.

PML	PML POWER MEASUREMENT LTD., a British Columbia company
	By:	/s/ [ILLEGIBLE]

Name:

Title:

HOLDCO	POWER MEASUREMENT HOLDINGS, INC., a Delaware corporation
	By:	/s/ [ILLEGIBLE]

Name:

Title:

PML USA	POWER MEASUREMENT USA, INC., a Delaware corporation
	By:	/s/ [ILLEGIBLE]

Name:

Title:

GFI-PML	GFI-PML INVESTORS CORP., a British Columbia company
	By:	/s/ [ILLEGIBLE]

Name:

Title:

HOLDCO Investors	RIT CAPITAL PARTNERS PLC a U.K. investment company
	By:	/s/ [ILLEGIBLE]

	Name:	/s/ [ILLEGIBLE]

	Title:	/s/ [ILLEGIBLE]

TINICUM INVESTORS a Delaware general partnership
By:	/s/ [ILLEGIBLE]

Name:

Title:

REGENCY TRUST a Barbados trust
By:

Name:	[ILLEGIBLE]
Title:	TRUSTEE

GFI-PML PARTNERS, L.P. a California limited partnership
By: GFI-PML GP, INC. a California corporation, its General Partner
By:	/s/ [ILLEGIBLE]

Name:

Title:

/s/ RICHARD S. KOLODNY GFI-PML ENERGY VENTURES, L.P. a Delaware limited partnership
By: GFI-PML GP, INC. a California corporation, its General Partner
By:	/s/ [ILLEGIBLE]

Name:

Title:

EVCC	PML EMPLOYEE (EVCC) CORP., a British Columbia company
	By:	/s/ MARTIN HANCOCK

	Name:	MARTIN HANCOCK
	Title:	DIRECTOR

Management Holders	/s/ J. BRADFORD FORTH
OCM	/s/ DAVID GILES OCM PRINCIPAL OPPORTUNITIES FUND, L.P., a Delaware limited partnership
By: Oaktree Capital Management, LLC., a California limited liability company, its General Partner
By:	/s/ [ILLEGIBLE]

Name:

Title:

By:	/s/ [ILLEGIBLE]

Name:

Title:

GFI One LLC	GFI ONE LLC, a Delaware limited liability company,
	By:	/s/ [ILLEGIBLE]

Name:

Title:

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  Exhibit 10.12
AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED SECURITYHOLDERS AGREEMENT